UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

VIRGIN AMERICA INC.

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 240.0-11 and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Filed by Virgin America Inc.

Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934

Subject Company: Virgin America Inc.

Commission File No.: 001-36718

The following webpage was released by Virgin America Inc. (“Virgin America”) and Alaska Air Group, Inc. (“Alaska Airlines”) at www.flyingbettertogether.com on April 4, 2016.

Home
About Us
Customers
Employees
Investors
Media Center
Book
Customer FAQs
We are bringing together two leading airlines known for award-winning customer service and low fares, creating the premier carrier for people on the West Coast.
I already have a flight booked on Alaska Airlines and/or Virgin America. What should I do?
I was just about to book a ticket on Virgin America. What should I do?
https://www.alaskaair.com/
https://www.virginamerica.com/book-travel
I’m a loyal Virgin America customer. Why should I fly with Alaska Airlines?
I love to fly Alaska Airlines. Should I be worried that it will change?
What will happen to my Mileage Plan™ or Elevate® points?
What will happen to card holders?
Will fares go up?
Virgin America is the only airline that currently flies my preferred route/schedule. Will that go away? Are you planning to cancel or change Virgin America routes or flights?
What will happen to Virgin America’s premium inflight experience?
How will this consolidation be different than prior industry consolidations, which have not benefited customers?
How will this impact your international partnerships?

Cautionary Statement Regarding Forward-Looking Statements
This communication contains forward-looking information about Alaska Airlines, Virgin America and the proposed transaction. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “project,” “could,” “plan,” “goal,” “potential,” “pro forma,” “seek,” “intend” or “anticipate” or the negative thereof, and may include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions and statements about the future performance, operations, products and services of Virgin America and/or Alaska Airlines. Alaska Airlines and Virgin America caution readers not to place undue reliance on these statements. These forward-looking statements are subject to a variety of risks and uncertainties. Consequently, actual results and experience may differ materially from those contained in any forward-looking statements. Such risks and uncertainties include: the failure to obtain Virgin America stockholder approval of the proposed transaction; the possibility that the closing conditions to the proposed transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; delay in closing the transaction or the possibility of non-consummation of the transaction; the occurrence of any event that could give rise to termination of the merger agreement; the risk that stockholder litigation in connection with the contemplated transaction may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; risks inherent in the achievement of anticipated synergies and the timing thereof; risks related to the disruption of the transaction to Virgin America and its management; the effect of announcement of the transaction on Virgin America’s ability to retain and hire key personnel and maintain relationships with suppliers and other third parties; labor costs and relations, general economic conditions, increases in operating costs including fuel, inability to meet cost reduction goals, an aircraft accident, and changes in laws and regulations. These risks and others relating to Alaska Airlines and Virgin America are described in greater detail in their respective SEC filings, including (i) as to Alaska Airlines, Alaska Airlines’ Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as well as in other documents filed by Alaska Airlines with the SEC after the date thereof, and (ii) as to Virgin America, Virgin America’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as well as in other documents filed by Virgin America with the SEC after the date thereof. Alaska Airlines and Virgin America make no commitment to revise or update any forward- looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.
Important Additional Information About the Merger and Where to Find It
This communication may be deemed to be solicitation material in respect of the merger of Virgin America with a wholly owned This communication may be deemed to be solicitation material in respect of the merger of Virgin America with a wholly owned subsidiary of Alaska Air Group. Virgin America intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement in preliminary and definitive form, in connection with the solicitation of proxies for the merger. The definitive proxy statement will contain important information about the proposed merger and related matters. BEFORE MAKING A VOTING DECISION, STOCKHOLDERS OF VIRGIN AMERICA ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VIRGIN AMERICA AND THE MERGER. Stockholders will be able to obtain copies of the proxy statement and other relevant materials (when they become available) and any other documents filed by Virgin America with the SEC for no charge at the SEC’s website at www.sec.gov. In addition, stockholders will be able to obtain free copies of the proxy statement from Virgin America by contacting Virgin America’s Investor Relations Department by telephone at (650) 762-7000, by mail to Virgin America Inc., Attention: Investor Relations Department, 555 Airport Boulevard, Burlingame, California 94010, or by going to Virgin America’s Investor Relations page on its corporate website at http://ir.virginamerica.com.
Participants in the Solicitation
Alaska Air Group, Virgin America and certain of their respective directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Virgin America’s stockholders in respect of the merger. Information concerning the ownership of Virgin America securities by Virgin America’s directors and executive officers is included in their SEC filings on Forms 3, 4, and 5, and additional information about Virgin America’s directors and executive officers is also available in Virgin America’s proxy statement for its 2016 annual meeting of stockholders filed with the SEC on March 25, 2016, and is supplemented by other public filings made, and to be made, with the SEC by Virgin America. Information concerning Alaska Air Group’s directors and executive officers is available in Alaska Air Group’s proxy statement for its 2016 annual meeting of stockholders filed with the SEC on April 1, 2016. Other information regarding persons who may be deemed participants in the proxy solicitation, including their respective interests by security holdings or otherwise, will be set forth in the definitive proxy statement that Virgin America intends to file with the SEC. These documents can be obtained free of charge from the sources indicated above.
J.D. Power
Alaska Airlines received the highest numerical score among six traditional airline carriers (tied in 2008) in the proprietary J.D. Power 2008-2015 North America Airline Satisfaction Studies. 2015 study based on responses from 11,354 passengers who flew on a major North American airline between March 2014 and March 2015. Proprietary study results are based on experiences and perceptions of consumers surveyed from April 2014 - March 2015. Your experiences may vary. Visit jdpower.com

The following answers to FAQs appear on the above Customer FAQs webpage:

I already have a flight booked on Alaska Airlines and/or Virgin America. What should I do?

Today business continues as usual. If you have a flight booked on Alaska Airlines or Virgin America, your reservations and customer service contact remain the same and will not change.

In the future, we expect our customers to benefit from our expanded West Coast presence, positioning us to deliver more choices and more frequent connections for you.

We will keep you updated as the process continues.

I was just about to book a ticket on Virgin America. What should I do?

If you’d like to make a reservation on Alaska Airlines or Virgin America, you can continue to do so as you normally would.

•	Book at AlaskaAir.com

•	Book at VirginAmerica.com

All reservations booked now will be honored in the future.

We will keep you updated as the process continues.

I’m a loyal Virgin America customer. Why should I fly with Alaska Airlines?

Alaska Airlines and Virgin America share a passion for customer service. Together we will continue to deliver what customers tell us they want: low fares, unmatched reliability and outstanding customer service. We look forward to welcoming you to the Alaska Airlines flight experience, ranked #1 among the nine largest carriers in the United States for overall operational performance in the United States by The Wall Street Journal for three years in a row.

I love to fly Alaska Airlines. Should I be worried that it will change?

Not at all! Alaska Airlines and Virgin America share a passion for customer service. Together we will continue to deliver what customers tell us they want: low fares, unmatched reliability and outstanding customer service. We expect our customers to benefit from our expanded West Coast presence, offering more domestic flight frequency to international partners departing San Francisco, Seattle and Los Angeles and more flights in important East Coast business markets like Ronald Reagan Washington National Airport and the two primary New York City-area airports, John F. Kennedy International Airport and LaGuardia Airport.

What will happen to my Mileage Plan or Elevate points?

Both loyalty programs will remain distinct until the transaction closes – with no short-term impact on members. All Alaska Airlines and Virgin America loyalty program members are able to earn and use points and miles as usual during this transition.

In the future, the programs will be merged and we look forward to welcoming Virgin America Elevate® loyalty program members into our award-winning Mileage Plan,™ ranked #1 by U.S. News and World Report. Loyalty points accrued in Elevate® during the transition period will be transferred and honored. We are committed to ensuring that loyalty members of both programs will maintain the same high-value rewards they’ve come to enjoy in both programs – with access to an even larger network.

What will happen to card holders?

Today, both Visa Signature® card programs will remain distinct – with no short-term impact on members. Holders of both Alaska Airlines and Virgin America Visa Signature cards can continue to accrue and use miles and points as before. In the future, we look forward to welcoming Virgin America Visa Signature members onto the Alaska Airlines Visa Signature card. Points accrued on Virgin America Visa Signature card during the transition period will be transferred and honored. Alaska Airlines is committed to ensuring that members of both card programs will maintain the same high-value rewards they’ve come to.

Will fares go up?

No. Alaska Airlines and Virgin America are both known for excellent service and fares that are lower than legacy carriers, and we expect to keep them that way.

Virgin America is the only airline that currently flies by preferred route/schedule. Will that go away? Are you planning to cancel or change Virgin America routes or flights?

Today, all routes and flights stay the same. While we have not made specific decisions regarding routes and flights, in the future, we expect to have an expanded route network that will benefit you by increasing daily departures to a combined 1,200.

What will happen to Virgin America’s premium inflight experience?

Today, nothing changes – we are still two separate airlines until the transaction is approved. We recognize the strong loyalty Virgin America’s customers have to the brand, and we will explore how best to leverage that as we pursue integration.

How will this consolidation be different than prior industry consolidations, which have not benefited customers?

Prior industry consolidation has resulted in nearly 85 percent of the domestic market being controlled by the four largest U.S. airlines. Despite consolidation, Alaska Airlines has kept prices low and flight options, service and reliability high. We are committed to continuing that. Following this transaction, Alaska Airlines will be an even stronger national competitor to the “big four.”

How will this impact your international partnerships?

Both Alaska Airlines and Virgin America will continue to work with our international partners throughout the transition. As a combined company with five international gateways, we will be one of the most compelling partners for international carriers on the West Coast.

Additional Information About the Merger and Where to Find It

This communication may be deemed to be solicitation material in respect of the merger of Virgin America Inc. (“Virgin America”) with a wholly owned subsidiary of Alaska Air Group, Inc. (“Alaska Air Group”). Virgin America intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement in preliminary and definitive form, in connection with the solicitation of proxies for the merger. The definitive proxy statement will contain important information about the proposed merger and related matters. BEFORE MAKING A VOTING DECISION, STOCKHOLDERS OF VIRGIN AMERICA ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VIRGIN AMERICA AND THE MERGER. Stockholders will be able to obtain copies of the proxy statement and other relevant materials (when they become available) and any other documents filed by Virgin America with the SEC for no charge at the SEC’s website at www.sec.gov. In addition, stockholders will be able to obtain free copies of the proxy statement from Virgin America by contacting Virgin America’s Investor Relations Department by telephone at (650) 762-7000, by mail to Virgin America Inc., Attention: Investor Relations Department, 555 Airport Boulevard, Burlingame, California 94010, or by going to Virgin America’s Investor Relations page on its corporate website at http://ir.virginamerica.com.

Participants in the Solicitation

Alaska Air Group, Virgin America and certain of their respective directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Virgin America’s stockholders in respect of the merger. Information concerning the ownership of Virgin America securities by Virgin America’s directors and executive officers is included in their SEC filings on Forms 3, 4 and 5, and additional information about Virgin America’s directors and executive officers is also available in Virgin America’s proxy statement for its 2016 annual meeting of stockholders filed with the SEC on March 25, 2016, and is supplemented by other public filings made, and to be made, with the SEC by Virgin America. Information concerning Alaska Air Group’s directors and executive officers is available in Alaska Air Group’s proxy statement for its 2016 annual meeting of stockholders filed with the SEC on April 1, 2016. Other information regarding persons who may be deemed participants in the proxy solicitation, including their respective interests by security holdings or otherwise, will be set forth in the definitive proxy statement that Virgin America intends to file with the SEC. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This communication contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934, as amended, about Alaska Air Group, Virgin America and the proposed merger. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “should,” “project,” “could,” “plan,” “goal,” “potential,” “pro forma,” “seek,” “estimate,” “intend” or “anticipate” or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions and statements about the future performance, operations and services of Virgin America. Virgin America cautions readers not to place undue reliance on these statements. These forward-looking statements are subject to a variety of risks and uncertainties. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks and uncertainties include the following: the failure to obtain Virgin America stockholder approval of the proposed merger; the possibility that the closing conditions to the proposed merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; delay in closing the merger or the possibility of non-consummation of the merger; the occurrence of any event that could give rise to termination of the merger agreement; the risk that stockholder litigation in connection with the contemplated merger may affect the timing or occurrence of the contemplated merger or result in significant costs of defense, indemnification and liability; risks inherent in the achievement of anticipated synergies and the timing thereof; risks related to the disruption of the merger to Virgin America and its management; the effect of the announcement of the merger on Virgin America’s ability to retain and hire key personnel and maintain relationships with suppliers and other third parties; labor costs and relations, general economic conditions, increases in operating costs including fuel, inability to meet cost reduction goals, an aircraft accident, and changes in laws and regulations. These risks and others relating to Virgin America are described in greater detail in Virgin America’s SEC filings, including Virgin America’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as well as in other documents filed by Virgin America with the SEC after the date thereof. Virgin America makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.